CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

SECURE ENTERPRISE SOLUTIONS INC

*****

Pursuant to the provisions of the Nevada Revised Statutes, SECURE ENTERPRISE SOLUTIONS INC., a Nevada Corporation, adopts the following amendment to its Articles of Incorporation:

1.

The undersigned hereby certify that on the 28th day of October, 2002, an Annual General Meeting was duly held and convened at which there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:

BE IT RESOLVED: That the Secretary of the corporation is hereby ordered and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

To amend Article One to provide that the name of the corporation shall be changed from SECURE ENTERPRISE SOLUTIONS INC. to EDGETECH
SERVICES INC.

2.

Pursuant to the provisions of the Nevada Revised Statutes, a majority of the stockholders holding 21,525,757 shares of the 28,861,500 shares outstanding of SECURE ENTERPRISE SOLUTIONS INC. gave their written consent to the adoption of the Amendment to Article One of the Articles of Incorporation as follows:

ARTICLE ONE.

[NAME].

The name of the corporation is:

EDGETECH SERVICES INC.

IN WITNESS WHEREOF, the undersigned being the President and Secretary of SECURE ENTERPRISE SOLUTIONS INC., a Nevada Corporation. hereunto affixed their signatures this 30th day of October, 2002.

SECURE ENTERPRISE SOLUTIONS INC.

By

Sang Ho-Kim, President

By

Tae Ho Kim, Secretary

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

NEWSGURUS.COM, INC.

*****

Pursuant to the provisions of the Nevada Revised Statutes, NEWSGURUS.COM, INC., a Nevada Corporation, adopts the following amendment to its Articles of Incorporation:

1.

The undersigned hereby certify that on the 21st day of December, 2001, a Special Meeting of the Board of Directors was duly held and convened at which there was present a quorum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of Directors:

BE IT RESOLVED: That the Secretary of the corporation is hereby ordered and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

To amend Article One to provide that the name of the corporation shall be changed from NEWSGURUS.COM, INC to SECURE ENTERPRISE
SOLUTIONS INC.

2.

Pursuant to the provisions of the Nevada Revised Statutes, a majority of the stockholders holding 5,591,500 shares of the 10,085,000 shares outstanding of NEWSGURUS.COM, INC. gave their written consent to the adoption of the Amendment to Article One of the Articles of Incorporation as follows:

ARTICLE ONE.

[NAME].

The name of the corporation is:

SECURE ENTERPRISE SOLUTIONS INC.

IN WITNESS WHEREOF, the undersigned being the President and Secretary of NEWSGURUS.COM, INC., a Nevada Corporation. hereunto affixed their signatures this 10th day of January, 2002.

NEWSGURUS, INC.

By

Christopher Bunka, President

By

Sudhir Khanna, Secretary

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

ANNEX BUSINESS RESOURCES, INC.

The undersigned certifies that, pursuant to the provisions of the Nevada Revised Statutes, the shareholders of ANNEX BUSINESS RESOURCES, INC., a Nevada corporation, adopted the following resolutions to amend its articles of incorporation on January 17, 2000:

1.

All of the directors consented in writing to the following resolution dated January 17, 2000:

“RESOLVED that upon receipt of a shareholder’s resolution authorizing a change of the Company’s name from “ANNEX BUSINESS RESOURCES, INC.” to
“NEWSGURUS.COM, INC.”, the president and director of the Company, Mr. Chris Bunka, and Secretary and Director, Mr. Sudhir Khanna, are authorized to make such administrative, regulatory and governmental filings as are necessary to effect the change of the Company’s name to “NEWSGURUS.COM, INC.”.”

2.

A majority of the shareholders holding 60.8% of the common shares outstanding of ANNEX BUSINESS RESOURCES, INC. consented in writing to the following resolution dated January 17, 2000:

RESOLVED that the Company’s articles of incorporation be amended as follows:

“1.

The name of the corporation is:

NEWSGURUS.COM, INC.”

Dated this 17th day of January, 2000.

ANNEX BUSINESS RESOURCES, INC.

Per:

____________________________________

Chris Bunka,

President and Director

Per:

____________________________________

Sudhir Khanna

Secretary and Director

NOTE:         The fee is $15.00 for filing either a certificate of change of location of the registered office or a new designation of registrant agent.

File with the secretary of State, Capitol Complex, Carson City, Nevada 89710